FIFTH AMENDMENT TO CREDIT AGREEMENT


          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of September 28, 1998 ("this Amendment") is by and between NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                      RECITALS

          A. The Borrower, U.S. Bank National Association (in its individual corporate capacity, "U.S. Bank"), M&I Marshall & Ilsley Bank ("M&I Bank), Harris Trust and Savings Bank ("Harris," and, together with U.S. Bank and M&I Bank collectively, the "Existing Banks") and the Agent are parties to a Credit Agreement dated as of July 23, 1996, as amended by a First Amendment dated as of October 11, 1996, a Second Amendment dated as of September 26, 1997, a Third Amendment dated as of March 20, 1998 and a Fourth Amendment dated as of July 23, 1998 (as so amended, the "Credit Agreement").

          B. The Borrower desires to add Norwest Bank Minnesota, National Association ("Norwest") as a Bank under the Credit Agreement and the Agent and the Existing Banks are willing to permit Norwest to become a Bank under the Credit Agreement upon the terms and conditions set forth therein and in this Amendment.

          C. The parties hereto desire to amend the Credit Agreement in the respects hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

          Section 2. ADDITION OF NORWEST AS A BANK. Subject to Section 5 hereof, Norwest hereby assumes, adopts and, agrees to become a party, as a Bank, to the Credit Agreement and to each other Loan Document to which the Banks are parties, with a Revolving Commitment Amount stated in the amended Exhibit 1.1A to the Credit Agreement adopted by Section 3 of this Amendment, and the parties hereto, other than Norwest, acknowledge and consent to such actions by Norwest. Upon the effectiveness of this Amendment, as provided in Section 5 hereof, Norwest shall be a Bank under the Credit Agreement and the other Loan Documents and shall have all of the rights, privileges and benefits of a Bank under the Credit Agreement and the other Loan Documents, and all of the duties of a Bank thereunder, in each case as if Norwest had been initially a party to the Credit Agreement. Upon the effectiveness of

                                    1.1A-1
this Amendment, U.S. Bank shall sell and assign to Norwest, and Norwest shall purchase and accept from U.S. Bank, at par, and without recourse to or warranties of any kind by U.S. Bank, a portion of U.S. Bank's Revolving Commitment Amount equal to $10,000,000, and corresponding portions of (i) U.S. Bank's Commercial Paper Sublimit, (ii) U.S. Bank's Letter of Credit Sublimit and (iii) the principal and interest accrued on U.S. Bank's Revolving Note (such amounts shall be collectively referred to as the "Transferred Interest").

          Section 3. AMENDMENTS TO CREDIT AGREEMENT. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

          (a) All references to the "Banks" contained in the Credit Agreement shall be deemed to include, collectively, Norwest and each of the Existing Banks.

          (b) Exhibit 1.1A to the Credit Agreement is deleted and Exhibit 1.1A of this Amendment is inserted in its place.

          (c) The addresses for notices to Norwest shall be as set forth below their respective signature blocks on the signature pages to this Amendment unless and until such addresses are changed in accordance with Section 9.4 of the Credit Agreement.

          Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

          (a) this Amendment, the Amended U.S. Bank Note (as hereinafter defined) and the Norwest Note (as hereinafter defined) have been duly authorized, executed and delivered by it and this Amendment, the Amended U.S. Bank Note and the Norwest Note constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) the execution, delivery and performance by the Borrower of this Amendment, the Amended U.S. Bank Note and the Norwest Note (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate
     (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material

                                     1.1A-1
     indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);

          (d) as of the date hereof, no Default or Event of Default has occurred which is continuing; and

          (e) all the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

          Section 5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall not become effective until, and shall become effective on the date (the "Fifth Amendment Effective Date") when, each and every one of the following conditions shall have been satisfied:

          (a) executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks, shall have been delivered to the Agent;

          (b) U.S. Bank shall have received a new promissory note substantially in the form attached hereto as Exhibit A (the "Amended U.S. Bank Note"), which Amended U.S. Bank Note shall constitute an amendment and restatement of the Revolving Note payable to U.S. Bank;

          (c) Norwest shall have received a promissory note substantially in the form attached hereto as Exhibit B duly executed by the Borrower (the "Norwest Note"), which Norwest Note shall constitute Norwest's Revolving Note under the Credit Agreement;

          (d) the Agent shall have received from each Guarantor a Consent and Agreement of Guarantor in the form of Exhibits C-1 through C-8 hereto (the "Guarantor Agreements") duly completed and executed by such Guarantor;

          (e) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment, the Amended U.S. Bank Note and the Norwest Note certified by an officer thereof, together with a certificate of an officer of the Borrower certifying as to the incumbency and the true signatures of the officers authorized to execute this Amendment, the Amended U.S. Bank Note and the Norwest Note on behalf of the Borrower;

          (f) the Agent shall have received the favorable opinion of counsel to Borrower, covering the matters set forth in Exhibit D hereto; and

Upon the Fifth Amendment Effective Date, (i) the Agent shall notify the Borrower and the Banks that this Amendment has become effective, but the failure of the Agent to give such notice shall not affect the validity of this Amendment or prevent it from becoming effective, (ii) Norwest shall pay to U.S. Bank in cash or cash equivalents the purchase price for the Transferred Interest,

                                     1.1A-3
in the amount or the sum of $10,000,000. From and after the Fifth Amendment Effective Date, all interest, Revolving Commitment Fees and Letter of Credit Fees accrued on the Transferred Interest for the billing period in which the Fifth Amendment Effective Date falls shall be paid to the Agent as provided in the Credit Agreement, and distributed by the Agent (A) with respect to amounts accrued before the Fifth Amendment Effective Date, to U.S. Bank and
(B) with respect to amounts accrued on or after the Fifth Amendment Effective Date, to Norwest.

          Section 7. COUNTERPARTS AND EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one of the same instrument.

          Section 8. LEGAL EXPENSES. The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

          Section 9. AFFIRMATION. Each party hereto affirms and acknowledges that (a) the Credit Agreement as amended by this Amendment remains in full force and effect in accordance with its terms, (b) all references to the "Credit Agreement" or any similar term contained in any other Loan Document shall be deemed to be references to the Credit Agreement as amended hereby and (c) all references to the "Revolving Notes" or any similar term contained in the Credit Agreement or any other Loan Document shall be deemed to be references to the Amended U.S. Bank Note, the Norwest Note and the Revolving Notes previously issued by the Borrower to each of Harris and M&I.

          Section 10. CHOICE OF LAW. This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          Section 11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Borrower, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the successors and assigns of the Banks and the Agent.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                     1.1A-1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment
to be executed as of                   the day and year first above written.

                               NORSTAN, INC.


                               By   /s/ Robert J. Vold
                                 ------------------------------------
                                      Its   Treasurer
                                          ---------------------------

                               U.S. BANK NATIONAL ASSOCIATION,
                                  as a Bank and as Agent


                               By    /s/ David Shapiro
                                 ------------------------------------
                               Title  Assistant Vice President
                                    ---------------------------------

                               M & I MARSHALL & ILSLEY BANK

                               By    /s/ Jeffrey P. Norton
                                 ------------------------------------
                               Title  Vice President
                                    ---------------------------------

                               By    /s/ John W. Howard
                                 ------------------------------------
                               Title  Vice President
                                    ---------------------------------

                               HARRIS TRUST & SAVINGS BANK

                               By   /s/ Andrew K. Peterson
                                 ------------------------------------
                               Title  Vice President
                                    ---------------------------------

                                    1.1A-5

                                NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION

                                By  /s/ Brad Sullivan
                                  -----------------------------------
                                Title  Portfolio Manager
                                     --------------------------------
                                Address for Notices:
                                --------------------

                                7900 Xerxes Avenue South
                                Bloomington, Minnesota  55431-2206
                                Telephone:  (612) 316-4186
                                Facsimile:  (612) 316-4203






                                    1.1A-1

                                                          EXHIBIT 1.1A TO FIFTH
                                                  AMENDMENT TO CREDIT AGREEMENT

                                                                EXHIBIT 1.1A TO
                                                               CREDIT AGREEMENT


                     REVOLVING COMMITMENT AMOUNTS AND SUBLIMITS


                  Revolving                     Commercial         Standby
                  Commitment     Revolving         Paper        Letter of Credit
Bank                Amount      Percentage        Sublimit          Sublimit
------            -----------   ----------      -----------     ----------------
U.S. Bank         $40,000,000        50%        $15,000,000       $2,500,000
National
Association

Harris Trust      $20,000,000        25%        $ 7,500,000       $1,250,000
And Savings
Bank

Marshall &        $10,000,000      12.5%        $ 3,750,000       $  625,000
Ilsley Bank

Norwest Bank      $10,000,000      12.5%        $ 3,750,000       $  625,000
Minnesota,
National
Association
                  -----------     -----         -----------       ----------
Total             $80,000,000       100%        $30,000,000       $5,000,000


                                    1.1A-7